THE SECURITY REPRESENTED BY THIS CERTIFICATE HAS BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF, NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY
THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS.

                      NON-QUALIFIED STOCK OPTION AGREEMENT

                                  VIASOFT, INC.


Viasoft, Inc., a Delaware corporation (the "Company"), hereby grants to ________________________ (the "Optionee") an Option to purchase a total of 6,000 shares of Common Stock of the Company, at the price specified herein.

I. NATURE OF THE OPTION. This Option is a Non-Qualified Stock Option and is not intended to qualify as an Incentive Stock Option as defined in
         Section 422 of the Internal Revenue Code.

II.      EXERCISE  PRICE.  The  exercise  price is 6.75 for each share of Common
         Stock.

III. EXERCISE OF OPTION. This Option shall be exercisable during its term as follows:

         A. TERM OF OPTION. Notwithstanding any other provision to the contrary, this Option may not be exercised more than five (5) years from the date of grant of this Option, shall expire automatically at the close of business of the Company on the fifth anniversary of such date of grant and may be exercised during such term only in accordance with the terms of this Option.

         B. VESTING. Subject to the terms and conditions of this Agreement, this Option shall vest in three (3) equal annual installments commencing on the date twelve months after the Date of Grant of the Option.

         C. TERMINATION. Notwithstanding any other provision of this Agreement to the contrary, this Option shall be subject to the following provisions:

                  (1) In the event the Optionee ceases to be a member of the Board for any reason other than death or disability, any then unexercised Options granted to Optionee, to the extent not then exercisable pursuant to Section III(B) above, shall be immediately terminated and become void, and any Options which are then exercisable but have not been exercised at the time the Optionee ceases to be a member of the Board may be exercised, but only to the extent they are then exercisable, by the Optionee within a period of three months following the time the Optionee so ceases to be a member of the Board.

                  (2) In the event the Optionee ceases to be a member of the Board by reason of disability or death, any then unexercised Options granted to Optionee, to the extent not then exercisable pursuant to Section III(B) above, shall be immediately terminated and become void, and any Options which are then exercisable but have not been exercised at the time the Optionee ceases to be a member of the Board may be exercised, but only to the extent they are then exercisable, by the Optionee (or by the Optionee's

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                           personal  representative,  heir  or  legatee,  in the
                           event of death) during the period ending on the earlier of (i) six (6) months from the date the Optionee so ceases to be a member of the Board or
                           (ii) the expiration date of the Option.

                  (3)      This  Option  shall   terminate  to  the  extent  not
                           exercised  in  accordance  with  (1)  and (2) of this
                           Section III(D), if applicable.

         D. NO FRACTIONAL SHARES. This Option may not be exercised for a fraction of a share.

         E. METHOD OF EXERCISE. This Option shall be exercisable by written notice which shall state the election to exercise the Option and the number of shares in respect of which the Option is being exercised. Such written notice shall be made together with payment of the full exercise price in the manner provided herein and in accordance with the terms hereof, shall be signed by Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. No shares will be issued pursuant to the exercise of any Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock market or exchange upon which the shares may then be traded or listed.

IV.      OPTIONEE'S   REPRESENTATIONS.   By  receipt  of  this  Option,  by  its
         execution, and by its exercise in whole or in part, Optionee represents to the Company that:

                  (i) Optionee understands that both this Option and any shares purchased upon its exercise are securities, the issuance by the Company of which requires compliance with federal and state securities laws; and that these securities are made available to Optionee only on the condition the Optionee makes the representations contained in this Section IV to the Company;

                  (ii) Optionee has made a reasonable investigation of the affairs of the Company sufficient to be well informed as to the rights and value of these securities;

                  (iii) Optionee understands that the securities have not been registered under the Securities Act of 1933, as amended (the "Act"), or the securities laws of any state; that the securities have not been registered under the Act in reliance upon a specific exemption contained in the Act which depends upon Optionee's bona fide investment intention in acquiring these securities; that Optionee's intention is to hold these securities for Optionee's own benefit for an indefinite period; that Optionee has no present intention of selling or transferring any part thereof (recognizing that the Option is not transferable except as provided for in this Agreement) and that there may be certain restrictions on transfer of the shares subject to the Option;

                  (iv) Optionee understands that Optionee has no rights to require that the securities be registered under the Act or applicable state securities laws; and

                  (v) Optionee understands that the certificate representing the shares will bear a legend prohibiting their transfer in the absence of their registration or the opinion of counsel for the Company that registration is not required.

V. METHOD OF PAYMENT. Payment of the exercise price shall be made (i) by cash or by bank-certified, cashier's or personal check, (ii) by

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
         delivery to the Company of shares of Common Stock having a fair market value equal to the option exercise price at the time of such exercise,
         (iii) by delivery of instructions to the Company to withhold from the option shares that would otherwise be issued on the exercise that number of option shares having a fair market value equal to the option exercise price at the time of such exercise, (iv) or by some combination of the above; provided, however, that the purchase price and/or withholding tax may not be paid, in whole or in part, by the delivery of shares of Common Stock more frequently than once every six months.

VI. RESTRICTIONS ON EXERCISE. This Option may not be exercised if the issuance of such shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulation. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

VII.     TRANSFERABILITY  OF  OPTION.  This  Option may be  transferred  only in accordance with the terms of this Agreement. This Option may be transferred by will or by the laws of descent and distribution. In addition, this Option may be transferred by Optionee to a Permitted Transferee. It shall be a condition precedent to any transfer permitted under the preceding sentence that the Permitted Transferee execute and deliver to the Company an agreement acceptable to the Company acknowledging that this Option remains subject to all provisions of this Agreement, including without limitation the vesting and termination provisions of Section 3, which shall continue to be applied as if Optionee had not transferred this Option. A "Permitted Transferee" means (A) any member of Optionee's Immediate Family, including any child of a deceased or living spouse of Optionee or the child or children of such child, or (B) any trust created for the benefit of Optionee and/or any of his or her Immediate Family, or (C) any corporation, partnership or other entity of which all the equity owners are Optionee and/or members of his or her Immediate Family. A Permitted Transferee may transfer this Option to another Permitted Transferee of the Optionee, only with the prior written consent of the Company. "Immediate Family" has the meaning given such term in the regulations promulgated under Section 16 of the Securities Exchange Act of 1934, as amended.

VIII. TAXATION UPON EXERCISE OF OPTION. The Company shall have the authority and the right to deduct or withhold, or require Optionee to remit to the Company, an amount sufficient to satisfy federal, state and local taxes required by law to be withheld with respect to any taxable event arising as a result of this Option. Optionee may elect, by irrevocable written notice delivered to the Committee six (6) months prior to the date of exercise, subject to any rules or policies of the Committee and any restrictions under applicable law, to satisfy the withholding requirement, in whole or in part, by having the Company withhold shares of Common Stock having a fair market value on the date of withholding equal to the amount to be withheld for tax purposes.

IX. NOT AN AGREEMENT TO CONTINUE SERVICE. Nothing in this Agreement shall imply or be construed to confer any right to continue in the service of the Company, nor shall it affect any right of the Company, its Board or shareholders to terminate the service of Optionee with or without cause.

X. GOVERNING LAW. This Agreement and the Option granted hereunder are governed by, and shall be interpreted according to, the laws of the State of Delaware.

XI. ELIGIBILITY. By acceptance of this Option, Optionee certifies to the Company that the receipt of this Option is not contrary to any policy or agreement of Optionee's employer.

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
XII. ADJUSTMENT. The number of shares subject to this Option and the exercise price of such Option are subject to appropriate adjustment by the Board for stock splits, recapitalization and other similar transactions affecting the Company's Common Stock.

XIII. ACCEPTANCE OF OPTION. By acceptance of this Option, Optionee (A) represents that Optionee is familiar with the terms and provisions of this Agreement, (B) agrees that this Agreement represents a binding agreement between Optionee and the Company and accepts this Option subject to all of the terms and provisions of this Agreement, (C) agrees to accept as binding, conclusive and final all decisions or interpretations of the Company upon any questions arising with respect to this Option, and (D) acknowledges Optionee's representations as set forth in Section IV of this Agreement.



         DATE OF GRANT:  December 4, 1998



VIASOFT, INC.                               ACCEPTED:





-------------------------------------       ------------------------------------
Steven D. Whiteman, President

                                CONSENT OF SPOUSE


         I, the undersigned spouse of have read and approve the foregoing Stock Option Agreement. In consideration of the granting of the right to my spouse to purchase shares of Viasoft, Inc., as set forth in the Agreement, I hereby appoint my spouse as my attorney-in-fact with respect to the exercise of any rights under the Agreement and agree to be bound by the provisions of the Agreement (including the Company's right of first refusal therein) insofar as I may have any rights in said Agreement or any shares issued pursuant thereto under the community property laws of the State of Arizona or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the foregoing Agreement or otherwise.

         Dated as of                      .
                    ----------------------






(Officers form)

                           SCHEDULE A TO EXHIBIT 10.1


Identical Stock Option Agreements under the same terms and conditions were entered into as of December 4, 1998, with the following Outside Directors:



John J. Barry III

Alexander S. Kuli

J. David Parrish

Arthur C. Patterson

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